SIGNIFICANT JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS	6 Months Ended
Jun. 30, 2019
Accounting Judgements and Estimates [Abstract]
SIGNIFICANT JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS
SIGNIFICANT JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS
The judgments, estimates, assumptions and risks discussed here reflect updates from the 2018 Annual Financial Statements. For judgments, estimates, assumptions and risks related to other areas not discussed in these interim consolidated financial statements, please refer to Notes 3 and 28 of the 2018 Annual Financial Statements.

A)    Provision for Environmental Rehabilitation
(“PER”)
Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate and foreign exchange rate, and the change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates. We recorded a net increase of $69 million (2018: $24 million net increase) to the PER at our minesites for the three months ended June 30, 2019 and a net increase of $271 million (2018: $82 million net decrease) for the six months ended June 30, 2019 primarily due to a decrease in the discount rate and the acquisition of Randgold Resources Limited ("Randgold") on January 1, 2019.

Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions and are accounted for prospectively. In the fourth quarter of each year, our life of mine plans are updated and that typically results in an update to the rehabilitation provision.

With respect to our U.S. properties, under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”) and its state law equivalents, present or past owners of a property may be held jointly and severally liable for cleanup costs or forced to undertake remedial actions in response to unpermitted releases of hazardous substances at such property, in addition to, among other potential consequences, potential liability to governmental entities for the cost of damages to natural resources, which may be substantial.  These subject properties are referred to as “superfund” sites. In addition to properties that have previously been designated as such, there is a chance that our current or legacy operations not currently designated as superfund sites in the U.S. could also be so designated as a superfund site in the future, exposing Barrick to potential further liability under CERCLA.  The U.S. Environmental Protection Agency recently announced it is considering listing on the CERCLA National Priorities List a 322 square mile site in the San Mateo basin in New Mexico (“San Mateo Site”) due to alleged surface and ground water contamination from past uranium mining.  The San Mateo Site includes legacy operations of our wholly owned subsidiary Homestake Mining Company of California.

B)    Pascua-Lama
The Pascua-Lama project received $458 million as at June 30, 2019 (December 31, 2018: $443 million) in value added tax (“VAT”) refunds in Chile relating to the development of the Chilean side of the project. Under the current arrangement this amount plus interest, calculated from the date of receipt by Barrick, of up to potentially $379 million (December 31, 2018: $340 million) must be repaid if the project does not evidence exports for an amount of $3,538 million within a term that expires on December 31, 2026. The terms of the current VAT arrangement in Chile are applicable to either an open pit or an underground mine design. In addition, we have recorded $100 million in VAT recoverable in Argentina as at June 30, 2019 (December 31, 2018: $112 million) relating to the development of the Argentine side of the project. These amounts may not be recoverable if the project does not enter into production and are subject to foreign currency risk as the amounts are recoverable in Argentine pesos.

C)    Contingencies
Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will be resolved only when one or more future events, not wholly within our control, occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. Refer to note 17 for further details on contingencies.

D)    Zambia Tax Matters
The mining taxes assessed to the Lumwana Mine have contradicted the Development Agreement that was finalized between Lumwana Mining Company Limited (“LMC”) and the Government of Zambia on December 16, 2005. In 2015, the Company began to take steps to preserve its rights under the Development Agreement and started to engage in formal discussions with the government to redress historical tax issues relating to the Development Agreement. On October 3, 2018, a deed of settlement was signed by the Government of Zambia and LMC. The deed provides that, within 30 days of the deed, LMC shall file tax returns for 2012 through 2017, and the government shall have the right to conduct and complete an audit of the returns within 60 days of the deed. LMC has filed the tax returns for 2012 through 2017 and the audit of these tax returns by the Zambian tax authority is expected to be completed in the next three months.